                                                                 Exhibit 10.9


                      SECOND AMENDMENT TO CREDIT AGREEMENTS



                  THIS SECOND AMENDMENT TO CREDIT AGREEMENTS, dated as of April 3, 2002 (this "Amendment"), is by and among BLACK BOX CORPORATION OF PENNSYLVANIA, a Delaware corporation (the "Borrower"), BLACK BOX CORPORATION, a Delaware corporation (the "Parent"), the other guarantors to the Credit Agreement and Short Term Credit Agreement (together with the Parent, the "Guarantors"), the lenders, parties to the Credit Agreement and Short Term Credit Agreement (the "Lenders") and MELLON BANK, N.A., a national banking association, as agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to a Credit Agreement, dated as of April 4, 2000, and amended by that certain First Amendment to Credit Agreements, dated as of March 30, 2001 (as amended, the "Credit Agreement"), pursuant to which the Lenders have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrower; and

                  WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to a Short Term Credit Agreement, dated as of April 4, 2000 and amended by that certain First Amendment to Credit Agreements, dated as of March 30, 2001 (as amended, the "Short Term Credit Agreement" and together with the Credit Agreement, the "Credit Agreements"), pursuant to which the Lenders have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrower; and

                  WHEREAS, the Borrower has requested the Lenders and the Agent to make certain changes to the Credit Agreements and add additional Lenders (the "New Lenders"); and

                  WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreements as set forth below; and

                  WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement or the Short Term Credit Agreement as applicable;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                  1.1. The definition of the term "Consolidated Fixed Charge Coverage Ratio" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the words "the current maturities of long term Indebtedness of the Parent and its Subsidiaries plus" in clause (b) of the first sentence thereof.

                  1.2. The definition of the term "Revolving Credit Maturity Date" appearing in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                     "Revolving Credit Maturity Date" shall mean April 4, 2005.

                  1.3. Section 2.04(a) of the Credit Agreement is amended by deleting the third sentence in its entirety and inserting the following sentence in lieu thereof:

                           "The aggregate number of Funding Segments applicable to the Euro-Rate Portion of the Loans at any time shall not exceed ten
         (10)."

                  1.4. Section 2.01(c) of the Credit Agreement is amended by inserting the words "the date any Lender joins the Credit Agreement, or the date on which a Lender receives a replacement Revolving Credit Note" immediately following the clause "dated the Closing Date,".

                  1.5. Section 2.04(a)(ii) of the Credit Agreement is amended by deleting the words "except that the Euro-Rate with respect to a two-week Euro-Rate Funding Period shall be determined on the basis of deposits having a maturity of one month and not two weeks" and inserting in lieu thereof the words "except that the Euro-Rate with respect to a two-week Euro-Rate Funding Period shall be offered only as available".

                  1.6. Section 2.04(c) of the Credit Agreement is amended by (i) inserting the words "(as available)" in the first sentence immediately after the words "two weeks" and (ii) inserting the words "or one year (as available)" in the first sentence immediately after the words "or six months".

                  1.7. The Credit Agreement is amended to add Citizens Bank of Pennsylvania and Fifth Third Bank as Lenders.

                  1.8. Annex B to the Credit Agreement is hereby replaced by Annex B to the Credit Agreement attached hereto as Exhibit 1.

                  SECTION 2. Amendments to Short Term Credit Agreement. The Short Term Credit Agreement is hereby amended as follows:

                  2.1. The definition of the term "Consolidated Fixed Charge Coverage Ratio" appearing in Section 1.01 of the Short Term Credit Agreement is hereby amended by deleting the words "the current maturities of long term Indebtedness of the Parent and its Subsidiaries plus" in clause (b) of the first sentence thereof.

                  2.2. The definition of the term "Revolving Credit Maturity Date" appearing in Section 1.01 of the Short Term Credit Agreement is hereby amended to read as follows:

                    "Revolving Credit Maturity Date" shall mean April 2, 2003.

                  2.3. Section 2.01(c) of the Short Term Credit Agreement is amended by inserting the words "the date any Lender joins the Credit Agreement, or the date on which a Lender receives a replacement Revolving Credit Note" immediately following the clause "dated the Closing Date,".

                  2.4. Section 2.04(a) of the Short Term Credit Agreement is amended by deleting the third sentence in its entirety and inserting the following sentence in lieu thereof:

                           "The aggregate number of Funding Segments applicable to the Euro-Rate Portion of the Loans at any time shall not exceed ten
         (10)."

                  2.5. Section 2.04(a)(ii) of the Short Term Credit Agreement is amended by deleting the words "except that the Euro-Rate with respect to a two-week Euro-Rate Funding Period shall be determined on the basis of deposits having a maturity of one month and not two weeks" and inserting in lieu thereof the words "except that the Euro-Rate with respect to a two-week Euro-Rate Funding Period shall be offered only as available".

                  2.6. Section 2.04(c) of the Short Term Credit Agreement is amended by inserting the words "(as available)" in the first sentence immediately after the words "two weeks".

                  2.7. Section 2.13 of the Short Term Credit Agreement is amended by deleting the text of such section in its entirety.

                  2.8. The Short Term Credit Agreement is amended to add Citizens Bank of Pennsylvania and Fifth Third Bank as Lenders.

                  2.9. Annex B to the Short Term Credit Agreement is hereby replaced by Annex B to the Credit Agreement attached hereto as Exhibit 2.

                  SECTION 3. Miscellaneous.

                  3.1. Effect of Amendment. This Amendment shall become effective upon (a) the execution by the Borrower and the Guarantors and delivery to the Agent of the Amendment (b) the execution by the Borrower and delivery to the Agent of each of the Notes, dated the date of this Amendment, in the form attached hereto as Exhibit 3, which includes substitute Notes to the Credit Agreement and Short Term Credit Agreement for existing Lenders and new Notes to the Credit Agreement and Short Term Credit Agreement for New Lenders, (c) receipt by the Agent of a letter addressed to the Agent and each of the New Lenders from counsel to each of the Loan Parties which permits each of the New Lenders to rely on the opinions delivered on the Closing Date and (d) the payment by the Borrower of an amendment fee equal to 0.25% multiplied by the Commitment in the Credit Agreement of each Lender (including the New Lenders) who approves this Amendment. Each of the Credit Agreement and the Short Term Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

                  3.2. Surrender and Cancellation of Existing Notes. Each of the existing Lenders shall surrender their exiting Notes and return them to the Agent for cancellation.

                  3.3. Confirmation of Guaranty. Each of the Guarantors reaffirms the terms and conditions of the Loan Documents executed by it and acknowledges and agrees that such Loan Documents remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

                  3.4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of law principles thereof.

                  3.5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                       SIGNATURE PAGE 1 OF 10 TO AMENDMENT

                  IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.



                                           BORROWER:

                                           BLACK BOX CORPORATION OF
                                           PENNSYLVANIA

                                           By:
                                           -------------------------------

                                           Name:
                                           -------------------------------

                                           Title:
                                           -------------------------------



                                           GUARANTORS:

                                           BLACK BOX CORPORATION and each of
                                           the DOMESTIC SUBSIDIARIES listed on
                                           Annex C attached hereto and made a
                                           part hereof

                                           By:
                                           --------------------------------

                                           Name:
                                           --------------------------------

                                           Title:
                                           --------------------------------

                                           of Black Box Corporation and of each
                                           of the Domestic Subsidiaries listed
                                           on Annex C hereto

                       SIGNATURE PAGE 2 OF 10 TO AMENDMENT



                                            AGENT:

                                            MELLON BANK, N.A.

                                            By:
                                              -------------------------------

                                            Name:
                                              -------------------------------

                                            Title:
                                              -------------------------------


                                             BANKS:

                                             MELLON BANK, N.A.

                                             By:
                                              -------------------------------

                                             Name:
                                              -------------------------------

                                             Title:
                                              -------------------------------

                       SIGNATURE PAGE 3 OF 10 TO AMENDMENT



                                             FIRST UNION NATIONAL BANK

                                             By:
                                              -------------------------------

                                             Name:
                                              -------------------------------

                                             Title:
                                              -------------------------------

                       SIGNATURE PAGE 4 OF 10 TO AMENDMENT


                                             FLEET NATIONAL BANK

                                             By:
                                              -------------------------------

                                             Name:
                                              -------------------------------

                                             Title:
                                              -------------------------------

                       SIGNATURE PAGE 5 OF 10 TO AMENDMENT



                                             NATIONAL CITY BANK OF PENNSYLVANIA

                                             By:
                                              -------------------------------

                                             Name:
                                              -------------------------------

                                             Title:
                                              -------------------------------

                       SIGNATURE PAGE 6 OF 10 TO AMENDMENT



                                             COMERICA BANK

                                             By:
                                              -------------------------------

                                             Name:
                                              -------------------------------

                                             Title:
                                              -------------------------------

                       SIGNATURE PAGE 7 OF 10 TO AMENDMENT



                                             FIRSTAR BANK, N.A.

                                             By:
                                              -------------------------------

                                             Name:
                                              -------------------------------

                                             Title:
                                              -------------------------------

                       SIGNATURE PAGE 8 OF 10 TO AMENDMENT



                                             KEYBANK NATIONAL ASSOCIATION

                                             By:
                                              -------------------------------

                                             Name:
                                              -------------------------------

                                             Title:
                                              -------------------------------

                       SIGNATURE PAGE 9 OF 10 TO AMENDMENT



                                             CITIZENS BANK OF PENNSYLVANIA

                                             By:
                                              -------------------------------

                                             Name:
                                              -------------------------------

                                             Title:
                                              -------------------------------

                      SIGNATURE PAGE 10 OF 10 TO AMENDMENT



                                             FIFTH THIRD BANK

                                             By:
                                              -------------------------------

                                             Name:
                                              -------------------------------

                                             Title:
                                              -------------------------------

                                    EXHIBIT 1

                           ANNEX B To Credit Agreement



                               COMMITMENT SCHEDULE



-------------------------------------------------------------------------------
BANK                                                COMMITMENT
-------------------------------------------------------------------------------
Mellon Bank, N.A.                                   $18,000,000.00
-------------------------------------------------------------------------------
First Union National Bank                           $16,000,000.00
-------------------------------------------------------------------------------
Fleet National Bank                                 $16,000,000.00
-------------------------------------------------------------------------------
National City Bank of Pennsylvania                  $16,000,000.00
-------------------------------------------------------------------------------
Comerica Bank                                       $12,000,000.00
-------------------------------------------------------------------------------
Firstar Bank, N.A.                                  $12,000,000.00
-------------------------------------------------------------------------------
KeyBank National Association                        $10,000,000.00
-------------------------------------------------------------------------------
Citizens Bank of Pennsylvania                       $10,000,000.00
-------------------------------------------------------------------------------
Fifth Third Bank                                    $10,000,000.00
-------------------------------------------------------------------------------

                                    EXHIBIT 2

                           ANNEX B To Credit Agreement



                               COMMITMENT SCHEDULE

                          [Short Term Credit Agreement]

-------------------------------------------------------------------------------
BANK                                                COMMITMENT
-------------------------------------------------------------------------------
Mellon Bank, N.A.                                   $9,000,000.00
-------------------------------------------------------------------------------
First Union National Bank                           $8,000,000.00
-------------------------------------------------------------------------------
Fleet National Bank                                 $8,000,000.00
-------------------------------------------------------------------------------
National City Bank of Pennsylvania                  $8,000,000.00
-------------------------------------------------------------------------------
Comerica Bank                                       $6,000,000.00
-------------------------------------------------------------------------------
Firstar Bank, N.A.                                  $6,000,000.00
-------------------------------------------------------------------------------
KeyBank National Association                        $5,000,000.00
-------------------------------------------------------------------------------
Citizens Bank of Pennsylvania                       $5,000,000.00
-------------------------------------------------------------------------------
Fifth Third Bank                                    $5,000,000.00
-------------------------------------------------------------------------------